UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020

NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Class A Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market
Class B Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Impact of COVID-19

The impact of coronavirus disease 2019 (“COVID-19”) and measures to prevent its spread have created significant volatility, uncertainty and economic disruption and are affecting News Corporation’s (the “Company”) businesses in a number of ways, including those described below:

News and Information Services: The Company expects advertising and single-copy sales revenues in the segment to be adversely affected as a result of widespread business closures, social distancing measures and economic uncertainty resulting from COVID-19. However, the Company has seen increases in digital paid subscribers, including at the Wall Street Journal, The Times and The Sunday Times, as well as digital audience gains at online versions of its news properties, as people look to its quality journalism for reliable information.

Subscription Video Services: The Company expects the cancellation or postponement of sports events for which it has broadcast rights to adversely affect subscription revenue from broadcast and Kayo subscribers and, together with adverse economic conditions, to negatively impact advertising revenue.  In addition, closures of pubs and clubs and lower occupancy at hotels throughout Australia are expected to adversely impact commercial subscription revenues.

Book Publishing: Sales are expected to be adversely affected by shipping restrictions and delays imposed by online retailers, as well as closures of brick-and-mortar retail stores. However, in recent weeks the Company has seen an increase in sales of digital formats of its titles, which remain readily available from online retailers.

Digital Real Estate Services: The real estate markets in both Australia and the U.S. have been negatively impacted as a result of social distancing measures, business closures and economic uncertainty resulting from COVID-19.  Weakness in new listing volumes and other adverse effects, as well as measures the Company has taken to support its customers in these challenging times, including re-list and re-upgrade offers for new listings and price concessions, are expected to adversely affect revenues.

The Company is working proactively to offset a portion of anticipated revenue losses by reducing variable costs and implementing cost-savings initiatives across its businesses.

The ultimate impact of the COVID-19 pandemic, including the extent of adverse impacts on the Company’s businesses, results of operations and financial condition, will depend on, among other things, the duration and spread of the pandemic, the impact of governmental actions and consumer behavior in response to the pandemic, the effectiveness of actions taken to contain or mitigate the outbreak and global economic conditions, all of which are highly uncertain and cannot be predicted. The COVID-19 pandemic could also further disrupt global financial and capital markets, which could negatively affect the Company if it impacts the availability and cost of financing or results in significant and adverse exchange rate fluctuations.  The evolving and uncertain nature of this situation makes it challenging for management to estimate the future performance of the Company’s businesses, including the supply and demand for the Company’s products and services, its cash flows, its advertising revenues and the impact on rights payments, which are subject to negotiation.  However, the COVID-19 pandemic is expected to adversely affect the Company’s business and results of operations, as described above, and could have a material adverse impact on the Company’s business, results of operations and financial condition, particularly over the near to medium term.

The Company expects to provide a further update in its earnings release for the third quarter of fiscal 2020. Given the uncertainties described above, the Company advises investors not to rely on existing analyst earnings forecasts as they may not include any or all of the impacts that COVID-19 may have on the Company’s businesses.

Liquidity

As previously disclosed, as of December 31, 2019, the Company had $1.27 billion of cash and cash equivalents on its balance sheet. In addition, the Company has access to a committed $750 million revolving credit facility, which remains undrawn. The Company has no upcoming corporate debt maturities in the next 12 months.

Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended. All statements that are not statements of historical fact are forward-looking statements. The words “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this document and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things, trends affecting the Company’s financial condition or results of operations, including expected impacts from COVID-19. Readers are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Many factors, such as the risks and uncertainties related to COVID-19 and the risks, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) (many of which may be amplified by COVID-19), could cause actual results to differ materially from those described in these forward-looking statements. The Company does not ordinarily make projections of its future operating results, and the forward-looking statements in this document speak only as of this date.  The Company undertakes no obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review this document and the other documents filed by the Company with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: April 13, 2020